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                                                                   Exhibit 10.24


                         AMENDMENT NUMBER ONE TO THE
              CMP MEDIA INC. DIRECTORS' STOCK COMPENSATION PLAN


        Pursuant to the powers of amendment reserved under Section 12.1 of the CMP Media Inc. Directors' Stock Compensation Plan (the "Plan"), the Board of Directors of CMP Media Inc. (the "Company"), hereby amends the Plan as follows:

                                      1.

        Section 3.1 of the Plan shall be amended by inserting the following sentence as the last and final sentence thereto:


                In the event that the Board of Directors does not designate a Committee hereunder, the entire Board of Directors shall constitute the Committee and perform the functions thereof for the purposes of the Plan.

                                      2.

        The effective date of Amendment Number One shall be October 13, 1997.


                                             THE BOARD OF DIRECTORS OF
                                             CMP MEDIA INC.

                                             By: /s/ MICHAEL S. LEEDS
                                                 ------------------------------
                                                     Michael S. Leeds

                                             Title:  President, Chief Executive
                                                     Officer and a Director
                                                     --------------------------
[Corporate Seal]

ATTEST: /s/ JOSEPH E. SICHLER
        ----------------------
        Joseph E.Sichler
        Vice President/CFO